Exhibit 99.2

FINANCIAL SUPPLEMENT
THIRD QUARTER 2021

Forward-Looking Statements

Certain statements in this report, including information incorporated by reference, are “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995 ("PSLRA"). The PSLRA provides a safe harbor under the Securities Act of 1933 and the Securities Exchange Act of 1934 for forward-looking statements. These statements relate to our intentions, beliefs, projections, estimations, or forecasts of future events or our future financial performance and involve known and unknown risks, uncertainties, and other factors that may cause our or our industry’s actual results, levels of activity, or performance to be materially different from those expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by use of words such as “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “target,” “project,” “intend,” “believe,” “estimate,” “predict,” “potential,” “pro forma,” “seek,” “likely,” or “continue” or other comparable terminology. These statements are only predictions, and we can give no assurance that such expectations will prove to be correct. We undertake no obligation, other than as may be required under the federal securities laws, to publicly update or revise any forward-looking statements for any reason.

Factors that could cause our actual results to differ materially from what we project, forecast, or estimate in forward-looking statements, include without limitation:
•Related to COVID-19:
◦Governmental directives to contain or delay the spread of the COVID-19 pandemic have disrupted ordinary business commerce and impacted financial markets. These governmental actions, the extent, duration, and possible alteration based on future COVID-19-related developments that we cannot predict, could materially and adversely affect our results of operations, net investment income, financial position, and liquidity.
◦The amount of premium we record may be reduced and our underwriting results may be adversely impacted by (i) voluntary premium credits on in-force commercial and personal automobile policies, (ii) state insurance commissioner or other regulatory directives to implement premium-based credit in lines other than commercial and personal automobile, and we may be required to return more premium than warranted by our filed rating plans and actual loss experience, (iii) the effects of our voluntary efforts or the directives from various state insurance regulators to extend individualized payment flexibility and suspend policy cancellations, late payment notices, and late or reinstatement fees, (iv) return premiums that could be significant because our general liability and workers compensation policies provide for premium audit of revenues and payrolls, and (v) collectability of premiums, which may be impacted by policyholder financial distress and insolvency.
◦Our loss and loss expenses may increase, our related reserves may not be adequate, and our financial condition and liquidity may be materially impacted if litigation or changes in statutory or common law (i) require payment of COVID-19-related business interruption losses despite contrary terms, conditions, and exclusions in our policies or (ii) presume that COVID-19 is a work-related illness compensable under workers compensation policies for employees who contract the virus, regardless of whether they worked in industries defined as essential in various COVID-19-related governmental directives or interacted with the public as part of their job duties.
◦Our net investment income may be impacted by the significant equity and debt financial market volatility resulting from the COVID-19 pandemic and the related governmental orders because (i) financial market volatility is reflected in our alternative investments’ performance, (ii) increased spreads on fixed income securities may create mark-to-market investment valuation losses that reduce unrealized capital gains and impact GAAP equity, and (iii) net realized losses may increase if we intend to sell more securities, particularly in asset classes that are more significantly impacted by COVID-19-related governmental directives and to which the Federal Reserve Board is providing liquidity and structural support.
◦To varying degrees, the effect, lifting, or lapsing of COVID-19-related governmental directives in 2021 have disrupted supply chains and caused shortages of products, services, and labor. These shortages may impact our ability to attract and retain labor, including increasing attrition rates, wages, and the cost and difficulty of obtaining third-party non-U.S.-based resources.
•Difficult conditions in global capital markets and the economy, including the risk of prolonged higher inflation, could increase loss costs and negatively impact investment portfolios;
•Deterioration in the public debt and equity markets and private investment marketplace that could lead to investment losses and interest rate fluctuations;
•Ratings downgrades on individual securities we own could affect investment values and, therefore, statutory surplus;
•The adequacy of our loss reserves and loss expense reserves;
•Frequency and severity of natural and man-made catastrophic events, including without limitation hurricanes, tornadoes, windstorms, earthquakes, hail, terrorism, including cyber-attacks, explosions, severe winter weather, floods, and fires;
•Adverse market, governmental, regulatory, legal, or judicial conditions or actions;
•The geographic concentration of our business in the eastern portion of the United States;
•The cost, terms and conditions, and availability of reinsurance;
•Our ability to collect on reinsurance and the solvency of our reinsurers;
•The impact of changes in U.S. trade policies and imposition of tariffs on imports that may lead to higher than anticipated inflationary trends for our loss and loss expenses;
•Uncertainties related to insurance premium rate increases and business retention;
•Changes in insurance regulations that impact our ability to write and/or cease writing insurance policies in one or more states;
•The effects of data privacy or cyber security laws and regulations on our operations;
•Major defect or failure in our internal controls or information technology and application systems that result in harm to our brand in the marketplace, increased senior executive focus on crisis and reputational management issues and/or increased expenses, particularly if we experience a significant privacy breach;
•Recent federal financial regulatory reform provisions that could pose certain risks to our operations;
•Our ability to maintain favorable ratings from rating agencies, including AM Best, Standard & Poor’s, Moody’s, and Fitch;
•Our entry into new markets and businesses; and
•Other risks and uncertainties we identify in filings with the United States Securities and Exchange Commission, including, but not limited to, our Annual Report on Form 10-K and other periodic reports.
These risk factors may not be exhaustive. We operate in a continually changing business environment, and new risk factors that we cannot predict or assess may emerge from time-to-time.

Selective’s SEC filings can be accessed through the Investors page of Selective’s website, www.Selective.com, or through the SEC’s EDGAR Database at www.sec.gov (Selective EDGAR CIK No. 0000230557).

Selective Insurance Group, Inc. & Consolidated Subsidiaries

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED FINANCIAL HIGHLIGHTS
(Unaudited)

	Quarter ended					Year-to-date
	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	Sept. 30,	Sept. 30,
($ and shares in millions, except per share data)	2021	2021	2021	2020	2020	2021	2020

For Period Ended
Gross premiums written	$939.9	959.6	914.3	790.5	844.7	2,813.8	2,438.3
Net premiums written	812.9	833.2	798.2	681.5	719.5	2,444.3	2,091.6
Change in net premiums written, from comparable prior year period	13%	15	23	8	6	17	2

Underwriting income, before-tax	$10.9	75.9	77.7	84.1	21.0	164.5	52.3
Net investment income earned, before-tax	93.0	83.7	69.7	68.5	68.2	246.5	158.6
Net realized and unrealized investment gains (losses), before-tax	0.2	10.1	5.1	20.1	7.7	15.4	(24.3)

Net income	$73.7	121.9	109.3	127.1	69.9	304.9	119.3
Net income available to common stockholders(1)	71.4	119.6	106.8	127.1	69.9	297.8	119.3
Non-GAAP operating income(2)	71.3	111.6	102.8	111.2	63.8	285.7	138.5

At Period End
Total assets	10,442.2	10,167.9	9,848.6	9,687.9	9,514.9	10,442.2	9,514.9
Total invested assets	7,859.2	7,755.4	7,559.3	7,505.6	7,277.5	7,859.2	7,277.5
Stockholders' equity	2,922.1	2,891.4	2,744.0	2,738.9	2,393.6	2,922.1	2,393.6
Common stockholders' equity(3)	2,722.1	2,691.4	2,544.0	2,538.9	2,393.6	2,722.1	2,393.6
Common shares outstanding	60.1	60.1	60.0	59.9	59.8	60.1	59.8

Per Share and Share Data
Net income available to common stockholders per common share (diluted)	$1.18	1.98	1.77	2.10	1.16	4.92	1.98

Non-GAAP operating income per common share (diluted)(2)	1.18	1.85	1.70	1.84	1.06	4.72	2.30

Weighted average common shares outstanding (diluted)	60.6	60.5	60.5	60.4	60.4	60.5	60.3

Book value per common share	$45.27	44.78	42.38	42.38	40.00	45.27	40.00

Dividends paid per common share	0.25	0.25	0.25	0.25	0.23	0.75	0.69

Financial Ratios
Loss and loss expense ratio	65.9%	56.9	57.0	54.4	64.5	60.0	63.4
Underwriting expense ratio	32.6	32.7	32.1	33.4	32.4	32.4	33.9
Dividends to policyholders ratio	0.1	0.2	0.2	0.3	0.1	0.2	0.1
GAAP combined ratio	98.6%	89.8	89.3	88.1	97.0	92.6	97.4

Annualized return on common stockholders' equity ("ROE")	10.6	18.3	16.8	20.6	11.9	15.1	6.9

Annualized non-GAAP operating ROE(2)	10.6	17.1	16.2	18.0	10.9	14.5	8.0

Debt to total capitalization	14.6	16.0	16.7	16.7	23.1	14.6	23.1

Long-term debt to total capitalization	14.6	16.0	16.7	16.7	18.7	14.6	18.7

Net premiums written to policyholders' surplus	1.35x	1.33x	1.33x	1.30x	1.39x	1.35x	1.39x

Invested assets per dollar of common stockholders' equity	$2.89	2.88	2.97	2.96	3.04	2.89	3.04

(1)	Net income available to common stockholders is net income reduced by preferred stock dividends.
(2) Non-GAAP measure. Refer to Page 15 for definition.
(3) Excludes equity related to preferred stock.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Quarter ended					Year-to-date
	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	Sept. 30,	Sept. 30,
($ and shares in millions, except per share data)	2021	2021	2021	2020	2020	2021	2020

Revenues
Net premiums earned	$767.2	740.5	725.0	704.9	694.5	2,232.7	1,976.9
Net investment income earned	93.0	83.7	69.7	68.5	68.2	246.5	158.6
Net realized and unrealized gains (losses)	0.2	10.1	5.1	20.1	7.7	15.4	(24.3)
Other income	4.6	6.2	4.1	4.9	6.1	14.9	12.6
Total revenues	865.0	840.5	803.9	798.4	776.6	2,509.5	2,123.8

Expenses
Loss and loss expense incurred	505.3	421.6	413.4	383.7	447.8	1,340.3	1,252.1
Amortization of deferred policy acquisition costs	160.9	154.4	149.1	144.5	142.3	464.3	415.7
Other insurance expenses	94.8	94.9	88.9	97.5	89.5	278.5	269.5
Interest expense	7.2	7.4	7.4	7.5	7.8	22.0	23.3
Corporate expenses	4.3	9.1	9.6	6.1	3.9	22.9	19.3
Total expenses	772.4	687.3	668.3	639.4	691.3	2,128.0	1,979.9

Income before federal income tax	92.6	153.2	135.6	159.0	85.3	381.5	143.9
Federal income tax expense	18.9	31.3	26.4	32.0	15.4	76.6	24.7

Net Income	73.7	121.9	109.3	127.1	69.9	304.9	119.3
Preferred stock dividends	2.3	2.3	2.5	—	—	7.1	—
Net income available to common stockholders	71.4	119.6	106.8	127.1	69.9	297.8	119.3

Net realized and unrealized investment (gains) losses, after tax(1)	(0.1)	(7.9)	(4.0)	(15.9)	(6.1)	(12.1)	19.2

Non-GAAP operating income(2)	$71.3	111.6	102.8	111.2	63.8	285.7	138.5

Weighted average common shares outstanding (diluted)	60.6	60.5	60.5	60.4	60.4	60.5	60.3

Net income available to common stockholders per common share (diluted)	$1.18	1.98	1.77	2.10	1.16	4.92	1.98

Non-GAAP operating income per common share (diluted)(2)	$1.18	1.85	1.70	1.84	1.06	4.72	2.30

(1)	Amounts are provided to reconcile net income available to common stockholders to non-GAAP operating income.
(2) Non-GAAP measure. Refer to Page 15 for definition.
Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED BALANCE SHEETS
(Unaudited)

	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,
($ in millions, except per share data)	2021	2021	2021	2020	2020
ASSETS
Investments
Fixed income securities, held-to-maturity, net of allowance for credit losses	$25.3	27.0	24.3	16.8	19.1
Fixed income securities, available-for-sale, at fair value, net of allowance for credit losses	6,677.1	6,626.4	6,521.6	6,455.9	6,437.5
Commercial mortgage loans, net of allowance for credit losses	84.0	72.0	61.1	46.3	29.5
Equity securities, at fair value	324.2	348.3	324.3	310.4	151.8
Short-term investments	355.9	351.2	337.8	409.9	380.9
Other investments	392.8	330.5	290.2	266.3	258.6
Total investments	7,859.2	7,755.4	7,559.3	7,505.6	7,277.5
Cash	0.5	0.5	0.5	0.4	0.8
Restricted cash	34.3	8.8	8.4	14.8	15.1
Interest and dividends due or accrued	46.1	46.1	46.1	45.0	46.4
Premiums receivable, net of allowance for credit losses	984.8	988.0	895.2	836.0	851.1
Reinsurance recoverable, net of allowance for credit losses	686.2	596.9	580.9	587.5	611.5
Prepaid reinsurance premiums	188.0	177.7	168.6	170.5	179.4
Current federal income tax	1.2	—	—	—	6.6
Deferred federal income tax	—	—	—	—	—
Property and equipment, net of accumulated depreciation and amortization	75.0	75.1	76.1	77.7	78.4
Deferred policy acquisition costs	334.0	323.2	302.7	288.6	292.7
Goodwill	7.8	7.8	7.8	7.8	7.8
Other assets	225.0	188.5	203.1	153.9	147.7
Total assets	$10,442.2	10,167.9	9,848.6	9,687.9	9,514.9

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
Reserve for loss and loss expense	$4,610.3	4,437.3	4,360.2	4,260.4	4,293.3
Unearned premiums	1,847.3	1,791.3	1,689.5	1,618.3	1,650.5
Short-term debt	—	—	—	—	167.0
Long-term debt	500.9	550.9	550.9	550.7	550.6
Current federal income tax	—	18.3	42.0	14.0	—
Deferred federal income tax	3.2	0.1	2.3	27.1	20.4
Accrued salaries and benefits	113.7	103.4	83.7	114.9	93.1
Other liabilities	444.6	375.3	376.0	363.7	346.4
Total liabilities	$7,520.1	7,276.5	7,104.6	6,949.0	7,121.3
Stockholders' Equity
Preferred stock of $0 par value per share	$200.0	200.0	200.0	200.0	—
Common stock of $2 par value per share	208.8	208.7	208.6	208.1	207.9
Additional paid-in capital	458.1	454.5	446.4	439.0	438.9
Retained earnings	2,523.8	2,467.6	2,363.2	2,271.5	2,159.6
Accumulated other comprehensive income	140.2	169.4	134.6	220.2	187.1
Treasury stock, at cost	(608.9)	(608.8)	(608.7)	(599.9)	(599.9)
Total stockholders' equity	$2,922.1	2,891.4	2,744.0	2,738.9	2,393.6
Commitments and contingencies
Total liabilities and stockholders' equity	$10,442.2	10,167.9	9,848.6	9,687.9	9,514.9

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries
FINANCIAL METRICS
(Unaudited)

	Quarter ended					Year-to-date
	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	Sept. 30,	Sept. 30,
($ and shares in millions, except per share data)	2021	2021	2021	2020	2020	2021	2020
Book value per common share
Common stockholders' equity	$2,722.1	2,691.4	2,544.0	2,538.9	2,393.6	2,722.1	2,393.6
Common shares issued and outstanding, at period end	60.1	60.1	60.0	59.9	59.8	60.1	59.8
Book value per common share	$45.27	44.78	42.38	42.38	40.00	45.27	40.00
Book value per common share excluding unrealized gain or loss on fixed income securities	41.56	40.56	38.73	37.29	35.43	41.56	35.43
Financial results (after-tax)
Underwriting income	8.6	60.0	61.4	66.4	16.6	130.0	41.3
Net investment income	74.7	67.4	56.3	55.5	55.1	198.5	129.2
Interest expense and preferred stock dividends	(8.0)	(8.1)	(8.3)	(5.9)	(6.1)	(24.4)	(18.4)
Corporate expense	(4.0)	(7.6)	(6.7)	(4.7)	(1.8)	(18.4)	(13.5)
Net realized and unrealized investment gains (losses)	0.1	7.9	4.0	15.9	6.1	12.1	(19.2)
Total after-tax net income available to common stockholders	71.4	119.6	106.8	127.1	69.9	297.8	119.3
Return on average equity
Insurance segments	1.3%	9.2	9.7	10.8	2.8	6.6	2.4
Net investment income	11.0	10.3	8.9	9.0	9.4	10.1	7.5
Interest expense and preferred stock dividends	(1.2)	(1.2)	(1.3)	(1.0)	(1.0)	(1.2)	(1.1)
Corporate expense	(0.5)	(1.2)	(1.1)	(0.8)	(0.3)	(1.0)	(0.8)
Net realized and unrealized investment gains (losses)	—	1.2	0.6	2.6	1.0	0.6	(1.1)
Annualized ROE	10.6	18.3	16.8	20.6	11.9	15.1	6.9
Net realized and unrealized (gains) losses(1)	—	(1.2)	(0.6)	(2.6)	(1.0)	(0.6)	1.1
Annualized Non-GAAP Operating ROE(2)	10.6%	17.1	16.2	18.0	10.9	14.5	8.0
Debt and total capitalization
Notes payable:
1.61% Borrowings from FHLBNY	$—	25.0	25.0	25.0	25.0	—	25.0
1.56% Borrowings from FHLBNY	—	25.0	25.0	25.0	25.0	—	25.0
3.03% Borrowings from FHLBI	60.0	60.0	60.0	60.0	60.0	60.0	60.0
0.58% Borrowings from FHLBI	—	—	—	—	67.0	—	67.0
0.36% Borrowings from FHLBNY	—	—	—	—	100.0	—	100.0
7.25% Senior Notes	49.8	49.8	49.8	49.7	49.7	49.8	49.7
6.70% Senior Notes	99.2	99.2	99.2	99.2	99.2	99.2	99.2
5.375% Senior Notes	291.5	291.5	291.4	291.3	291.2	291.5	291.2
Finance Lease Obligations	0.4	0.5	0.6	0.5	0.4	0.4	0.4
Total debt	500.9	550.9	550.9	550.7	717.6	500.9	717.6
Stockholders' equity	2,922.1	2,891.4	2,744.0	2,738.9	2,393.6	2,922.1	2,393.6
Total capitalization	$3,423.0	3,442.2	3,294.9	3,289.6	3,111.2	3,423.0	3,111.2
Ratio of debt to total capitalization	14.6%	16.0	16.7	16.7	23.1	14.6	23.1
Ratio of long-term debt to total capitalization	14.6	16.0	16.7	16.7	18.7	14.6	18.7
Policyholders' surplus	$2,319.6	2,275.4	2,204.7	2,124.7	1,962.3	2,319.6	1,962.3

(1)	Amounts are provided to reconcile annualized ROE to annualized non-GAAP operating ROE.
(2) Non-GAAP measure. Refer to Page 15 for definition.
Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED INSURANCE OPERATIONS
STATEMENT OF OPERATIONS
(Unaudited)

	Quarter ended						Year-to-date
	Sept. 30,		June 30,	Mar. 31,	Dec. 31,	Sept. 30,	Sept. 30,	Sept. 30,
($ in millions)	2021		2021	2021	2020	2020	2021	2020

Underwriting results
Net premiums written	$812.9		833.2	798.2	681.5	719.5	2,444.3	2,091.6
Change in net premiums written, from comparable prior year period	13%		15	23	8	6	17	2

Net premiums earned	$767.2		740.5	725.0	704.9	694.5	2,232.7	1,976.9
Losses and loss expenses incurred	505.3		421.6	413.4	383.7	447.8	1,340.3	1,252.1
Net underwriting expenses incurred	250.0		241.8	232.6	235.3	225.1	724.5	670.5
Dividends to policyholders	1.0		1.2	1.2	1.8	0.6	3.4	2.0
GAAP underwriting gain	$10.9		75.9	77.7	84.1	21.0	164.5	52.3

Net catastrophe losses	$76.3		22.6	29.9	19.5	79.5	128.9	195.9
(Favorable) prior year casualty reserve development	(14.0)		(17.0)	(35.0)	(35.0)	(25.0)	(66.0)	(50.0)

Underwriting ratios
Loss and loss expense ratio	65.9%		56.9	57.0	54.4	64.5	60.0	63.4
Underwriting expense ratio	32.6		32.7	32.1	33.4	32.4	32.4	33.9
Dividends to policyholders ratio	0.1		0.2	0.2	0.3	0.1	0.2	0.1
Combined ratio	98.6%		89.8	89.3	88.1	97.0	92.6	97.4

Net catastrophe losses	10.0	pts	3.1	4.1	2.8	11.4	5.8	9.9
(Favorable) prior year casualty reserve development	(1.8)	pts	(2.3)	(4.8)	(5.0)	(3.6)	(3.0)	(2.5)
Combined ratio before net catastrophe losses	88.6%		86.7	85.2	85.3	85.6	86.8	87.5

Combined ratio before net catastrophe losses and prior year casualty development	90.4		89.0	90.0	90.3	89.2	89.8	90.0

Other Statistics
Non-catastrophe property loss and loss expenses	$123.7		107.3	115.6	114.5	105.6	346.6	295.5
Non-catastrophe property loss and loss expenses	16.1	pts	14.5	15.9	16.2	15.2	15.5	14.9
Direct new business	$168.3		173.3	155.6	136.1	140.8	497.3	443.6
Renewal pure price increases	4.9%		5.1	5.2	4.8	4.4	5.1	4.1

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

STANDARD COMMERCIAL LINES
STATEMENT OF OPERATIONS AND SUPPLEMENTAL DATA
(Unaudited)

	Quarter ended						Year-to-date
	Sept. 30,		June 30,	Mar. 31,	Dec. 31,	Sept. 30,	Sept. 30,	Sept. 30,
($ in millions)	2021		2021	2021	2020	2020	2021	2020

Underwriting results
Net premiums written	$652.6		677.1	665.6	551.1	577.8	1,995.3	1,679.5
Change in net premiums written, from comparable prior year period	13%		16	28	10	8	19	3

Net premiums earned	$619.6		599.8	589.1	567.5	558.1	1,808.5	1,575.7
Losses and loss expenses incurred	393.5		329.8	324.9	295.4	331.0	1,048.2	950.2
Net underwriting expenses incurred	207.6		200.8	193.6	195.2	183.7	602.0	546.8
Dividends to policyholders	1.0		1.2	1.2	1.8	0.6	3.4	2.0
GAAP underwriting gain	$17.4		67.9	69.5	75.2	42.7	154.9	76.6

Net catastrophe losses	$50.0		11.3	16.1	7.1	39.3	77.3	110.7
(Favorable) prior year casualty reserve development	(14.0)		(15.0)	(30.0)	(35.0)	(25.0)	(59.0)	(50.0)

Underwriting ratios
Loss and loss expense ratio	63.5%		55.0	55.1	52.1	59.3	57.9	60.3
Underwriting expense ratio	33.5		33.5	32.9	34.4	32.9	33.3	34.7
Dividends to policyholders ratio	0.2		0.2	0.2	0.3	0.1	0.2	0.1
Combined ratio	97.2%		88.7	88.2	86.8	92.3	91.4	95.1

Net catastrophe losses	8.1	pts	1.9	2.7	1.3	7.0	4.3	7.0
(Favorable) prior year casualty reserve development	(2.3)		(2.5)	(5.1)	(6.2)	(4.5)	(3.3)	(3.2)
Combined ratio before net catastrophe losses	89.1%		86.8	85.5	85.5	85.3	87.1	88.1

Combined ratio before net catastrophe losses and prior year casualty development	91.4		89.3	90.6	91.7	89.8	90.4	91.3

Other Statistics
Non-catastrophe property loss and loss expenses	$90.1		74.6	83.6	80.5	75.3	248.4	215.7
Non-catastrophe property loss and loss expenses	14.5	pts	12.4	14.2	14.2	13.5	13.7	13.7
Direct new business	$122.3		128.7	114.5	96.8	99.0	365.6	324.3
Renewal pure price increases	5.3%		5.5	5.5	5.1	4.6	5.5	4.2
Retention	86%		85	86	86	86	85	85

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

STANDARD COMMERCIAL LINES
GAAP LINE OF BUSINESS RESULTS
(Unaudited)

	Quarter ended September 30, 2021								Quarter ended September 30, 2020
	Commercial	Workers	General	Commercial					Commercial	Workers	General	Commercial
($ in millions)	Property	Compensation	Liability	Auto	BOP	Bonds	Other	Total	Property	Compensation	Liability	Auto	BOP	Bonds	Other	Total
Net premiums written	$124.7	76.3	216.9	197.5	21.6	9.5	6.1	652.6	106.2	73.0	186.9	169.9	27.0	9.4	5.3	577.8
Net premiums earned	112.0	78.3	205.9	185.6	23.0	8.9	5.9	619.6	98.0	75.6	181.5	160.9	27.6	9.2	5.3	558.1

Loss and loss expense ratio	72.8%	54.1	52.4	75.4	82.6	30.8	0.2	63.5	73.9	45.7	49.7	67.1	81.2	38.3	—	59.3
Underwriting expense ratio	37.9	25.1	33.0	31.4	46.9	59.5	56.9	33.5	38.2	25.1	32.6	31.3	35.9	56.8	51.7	32.9
Dividend ratio	0.1	1.0	—	—	—	—	—	0.2	—	0.7	—	—	—	—	—	0.1
Combined ratio	110.8%	80.2	85.4	106.8	129.5	90.3	57.1	97.2	112.1	71.5	82.3	98.4	117.1	95.1	51.7	92.3

Underwriting gain (loss)	$(12.1)	15.5	30.0	(12.5)	(6.8)	0.9	2.5	17.4	(11.9)	21.6	32.2	2.6	(4.7)	0.5	2.5	42.7

	Year-to-Date September 30, 2021								Year-to-Date September 30, 2020
	Commercial	Workers	General	Commercial					Commercial	Workers	General	Commercial
($ in millions)	Property	Compensation	Liability	Auto	BOP	Bonds	Other	Total	Property	Compensation	Liability	Auto	BOP	Bonds	Other	Total
Net premiums written	$357.2	249.1	664.5	594.0	83.0	29.0	18.4	1,995.3	313.4	199.2	538.6	498.9	84.3	28.8	16.3	1,679.5
Net premiums earned	320.9	230.8	596.7	535.5	81.0	26.4	17.1	1,808.5	287.3	204.2	509.3	449.2	82.2	28.1	15.5	1,575.7

Loss and loss expense ratio	58.9%	53.1	50.2	69.9	67.1	30.5	0.2	57.9	73.6	47.2	51.4	67.8	79.5	38.7	0.1	60.3
Underwriting expense ratio	37.4	26.4	33.4	31.1	38.7	59.0	49.4	33.3	38.5	28.2	34.8	33.5	36.1	55.2	37.6	34.7
Dividend ratio	0.1	1.2	—	—	—	—	—	0.2	—	0.9	—	—	—	—	—	0.1
Combined ratio	96.4%	80.7	83.6	101.0	105.8	89.5	49.6	91.4	112.1	76.3	86.2	101.3	115.6	93.9	37.7	95.1

Underwriting gain (loss)	$11.4	44.6	97.6	(5.5)	(4.7)	2.8	8.6	154.9	(34.8)	48.3	70.4	(5.9)	(12.8)	1.7	9.6	76.6

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

STANDARD PERSONAL LINES
STATEMENT OF OPERATIONS AND SUPPLEMENTAL DATA
(Unaudited)

	Quarter ended						Year-to-date
	Sept. 30,		June 30,	Mar. 31,	Dec. 31,	Sept. 30,	Sept. 30,	Sept. 30,
($ in millions)	2021		2021	2021	2020	2020	2021	2020

Underwriting results
Net premiums written	$78.2		78.6	65.1	69.7	79.7	221.9	225.5
Change in net premiums written, from comparable prior year period	(2)%		—	(4)	(2)	(2)	(2)	(4)

Net premiums earned	$73.4		73.3	73.8	75.4	76.0	220.5	223.7
Losses and loss expenses incurred	65.1		48.0	47.2	51.1	69.7	160.3	182.2
Net underwriting expenses incurred	19.4		19.7	19.0	19.5	20.7	58.0	61.9
GAAP underwriting gain (loss)	$(11.1)		5.6	7.7	4.8	(14.4)	2.2	(20.3)

Net catastrophe losses	$19.5		5.0	5.6	11.2	28.4	30.1	66.4
Prior year casualty reserve development	—		—	—	—	—	—	—

Underwriting ratios
Loss and loss expense ratio	88.8%		65.5	63.9	67.8	91.7	72.7	81.4
Underwriting expense ratio	26.4		26.8	25.7	25.8	27.3	26.3	27.7
Combined ratio	115.2%		92.3	89.6	93.6	119.0	99.0	109.1

Net catastrophe losses	26.7	pts	6.8	7.6	14.8	37.4	13.7	29.7
Prior year casualty reserve development	—		—	—	—	—	—	—
Combined ratio before net catastrophe losses	88.5%		85.5	82.0	78.8	81.6	85.3	79.4

Combined ratio before net catastrophe losses and prior year casualty development	88.5		85.5	82.0	78.8	81.6	85.3	79.4

Other Statistics
Non-catastrophe property loss and loss expenses	$28.7		24.9	23.1	25.4	22.4	76.7	60.5
Non-catastrophe property loss and loss expenses	39.1	pts	34.0	31.3	33.7	29.5	34.8	27.1
Direct new business	$10.2		10.9	9.8	10.9	12.1	31.0	33.8
Renewal pure price increases	1.2%		1.1	0.8	1.1	1.8	1.0	2.9
Retention	84%		84	83	84	83	83	83

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

STANDARD PERSONAL LINES
GAAP LINE OF BUSINESS RESULTS
(Unaudited)

	Quarter ended September 30, 2021				Quarter ended September 30, 2020
	Personal				Personal
($ in millions)	Auto	Homeowners	Other	Total	Auto	Homeowners	Other	Total
Net premiums written	$41.4	34.5	2.4	78.2	43.4	34.1	2.2	79.7
Net premiums earned	40.6	30.6	2.2	73.4	42.5	31.4	2.1	76.0

Loss and loss expense ratio	82.1%	107.7	(53.6)	88.8	67.0	131.3	0.8	91.7
Underwriting expense ratio	29.7	30.9	(99.1)	26.4	31.8	32.6	(143.3)	27.3
Combined ratio	111.8%	138.6	(152.7)	115.2	98.8	163.9	(142.5)	119.0

Underwriting gain (loss)	$(4.8)	(11.8)	5.4	(11.1)	0.5	(20.0)	5.1	(14.4)

	Year-to-Date September 30, 2021				Year-to-Date September 30, 2020
	Personal				Personal
($ in millions)	Auto	Homeowners	Other	Total	Auto	Homeowners	Other	Total
Net premiums written	$122.8	93.1	6.0	221.9	125.2	94.1	6.2	225.5
Net premiums earned	123.0	91.8	5.7	220.5	123.1	94.5	6.1	223.7

Loss and loss expense ratio	70.4%	80.4	(1.2)	72.7	62.8	107.8	48.7	81.4
Underwriting expense ratio	30.2	30.4	(124.4)	26.3	32.9	31.3	(135.4)	27.7
Combined ratio	100.6%	110.8	(125.6)	99.0	95.7	139.1	(86.7)	109.1

Underwriting gain (loss)	$(0.7)	(10.0)	12.9	2.2	5.3	(36.9)	11.3	(20.3)

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

EXCESS AND SURPLUS LINES
STATEMENT OF OPERATIONS AND SUPPLEMENTAL DATA
(Unaudited)

	Quarter ended						Year-to-date
	Sept. 30,		June 30,	Mar. 31,	Dec. 31,	Sept. 30,	Sept. 30,	Sept. 30,
($ in millions)	2021		2021	2021	2020	2020	2021	2020

Underwriting results
Net premiums written	$82.1		77.5	67.5	60.7	62.1	227.1	186.6
Change in net premiums written, from comparable prior year period	32%		23	10	6	—	22	3

Net premiums earned	$74.3		67.5	62.0	62.0	60.5	203.8	177.5
Losses and loss expenses incurred	46.6		43.8	41.4	37.3	47.1	131.9	119.7
Net underwriting expenses incurred	23.0		21.3	20.1	20.6	20.7	64.4	61.8
GAAP underwriting gain (loss)	$4.7		2.3	0.5	4.1	(7.3)	7.5	(4.0)

Net catastrophe losses	$6.8		6.4	8.3	1.2	11.8	21.5	18.8
(Favorable) prior year casualty reserve development	—		(2.0)	(5.0)	—	—	(7.0)	—

Underwriting ratios
Loss and loss expense ratio	62.8%		65.0	66.8	60.1	77.8	64.7	67.4
Underwriting expense ratio	30.9		31.6	32.4	33.3	34.2	31.6	34.8
Combined ratio	93.7%		96.6	99.2	93.4	112.0	96.3	102.2

Net catastrophe losses	9.2	pts	9.5	13.3	1.9	19.5	10.5	10.6
(Favorable) prior year casualty reserve development	—		(3.0)	(8.1)	—	—	(3.4)	—
Combined ratio before net catastrophe losses	84.5%		87.1	85.9	91.5	92.5	85.8	91.6

Combined ratio before net catastrophe losses and prior year casualty development	84.5		90.1	94.0	91.5	92.5	89.2	91.6

Other Statistics
Non-catastrophe property loss and loss expenses	$4.8		7.8	8.9	8.6	8.0	21.5	19.3
Non-catastrophe property loss and loss expenses	6.5	pts	11.5	14.3	13.8	13.2	10.5	10.9
Direct new business	$35.7		33.7	31.3	28.4	29.7	100.7	85.5
Renewal pure price increases	5.6%		6.9	7.3	7.4	7.0	6.5	5.8

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

EXCESS & SURPLUS LINES
GAAP LINE OF BUSINESS RESULTS
(Unaudited)

	Quarter ended September 30, 2021			Quarter ended September 30, 2020
($ in millions)	Casualty	Property	Total	Casualty	Property	Total
Net premiums written	$57.4	24.6	82.1	43.5	18.6	62.1
Net premiums earned	53.0	21.3	74.3	43.7	16.8	60.5

Loss and loss expense ratio	66.1%	54.6	62.8	62.6	117.5	77.8
Underwriting expense ratio	31.0	30.7	30.9	34.0	34.5	34.2
Combined ratio	97.1%	85.3	93.7	96.6	152.0	112.0

Underwriting gain (loss)	$1.5	3.1	4.7	1.5	(8.8)	(7.3)

	Year-to-Date September 30, 2021			Year-to-Date September 30, 2020
($ in millions)	Casualty	Property	Total	Casualty	Property	Total
Net premiums written	$159.5	67.6	227.1	133.5	53.0	186.6
Net premiums earned	144.5	59.3	203.8	130.4	47.1	177.5

Loss and loss expense ratio	61.5%	72.4	64.7	62.5	81.0	67.4
Underwriting expense ratio	32.1	30.5	31.6	34.5	35.6	34.8
Combined ratio	93.6%	102.9	96.3	97.0	116.6	102.2

Underwriting gain (loss)	$9.2	(1.7)	7.5	3.9	(7.8)	(4.0)

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED INVESTMENT INCOME
(Unaudited)

	Quarter ended					Year-to-date
	Sept. 30,	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	Sept. 30,	Sept. 30,
($ in millions)	2021	2021	2021	2020	2020	2021	2020

Net investment income
Fixed income securities
Taxable	$44.5	45.3	45.3	43.9	43.7	135.1	129.7
Tax-exempt	7.2	7.3	7.6	7.4	7.6	22.0	22.9
Total fixed income securities	51.7	52.6	52.8	51.3	51.3	157.1	152.6
Commercial mortgage loans	0.7	0.7	0.5	0.4	0.2	1.9	0.5
Equity securities	3.0	3.0	2.5	3.8	1.9	8.4	5.5
Other investments	42.9	32.9	17.4	17.8	18.7	93.2	9.2
Short-term investments	0.1	0.1	—	—	0.2	0.2	1.8
Investment income	98.3	89.2	73.3	73.2	72.4	260.8	169.6
Investment expenses	(5.2)	(5.5)	(3.6)	(4.7)	(4.2)	(14.3)	(11.0)
Investment tax expense	(18.3)	(16.3)	(13.4)	(13.1)	(13.1)	(48.0)	(29.4)
Total net investment income, after-tax	$74.7	67.4	56.3	55.5	55.1	198.5	129.2

Net realized and unrealized investment gains (losses), pre-tax	$0.2	10.1	5.1	20.1	7.7	15.4	(24.3)

Change in unrealized gains (losses) recognized in other comprehensive income, pre-tax	$(37.6)	43.3	(109.0)	39.6	43.7	(103.3)	131.1

Average investment yields
Fixed income investments, pre-tax	3.1%	3.2	3.3	3.2	3.2	3.2	3.2
Fixed income investments, after-tax	2.5	2.6	2.6	2.6	2.6	2.6	2.6

Total portfolio, pre-tax	4.8%	4.4	3.7	3.7	3.8	4.3	3.0
Total portfolio, after-tax	3.8	3.5	3.0	3.0	3.1	3.4	2.5

Effective tax rate on net investment income	19.7%	19.5	19.2	19.1	19.1	19.5	18.6
New money purchase rates for fixed income investments, pre-tax	2.2	2.4	2.1	2.7	2.8	2.2	3.1
New money purchase rates for fixed income investments, after-tax	1.8	1.8	1.7	2.2	2.2	1.7	2.5
Effective duration of fixed income investments including short-term (in years)	4.0	3.9	3.9	3.7	3.7	4.0	3.7

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CONSOLIDATED COMPOSITION OF INVESTED ASSETS
(Unaudited)

	Sept. 30,		June 30,		Mar. 31,		Dec. 31,		Sept. 30,
	2021		2021		2021		2020		2020
($ in millions)	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent

Fixed income securities, at fair value	$6,703.1	85%	6,654.3	86	6,546.8	87	6,473.9	86	6,457.8	89
Commercial mortgage loans, at fair value	86.0	1	73.6	1	62.2	1	47.3	1	30.6	—
Total fixed income investments	6,789.1	86	6,727.9	87	6,609.1	88	6,521.2	87	6,488.3	89
Short-term investments	355.9	5	351.2	5	337.8	4	409.9	5	380.9	5
Total fixed income and short-term investments	7,145.0	91	7,079.1	91	6,946.9	92	6,931.1	92	6,869.2	94
Equity securities, at fair value	324.2	4	348.3	4	324.3	4	310.4	4	151.8	2
Other investments	392.8	5	330.5	4	290.2	4	266.3	4	258.6	4
Total investments	$7,862.0	100%	7,757.9	100	7,561.3	100	7,507.8	100	7,279.7	100

Fixed income investments, at carry value
U.S. government obligations	$131.1	2%	136.2	2	136.3	2	116.1	2	117.5	2
Foreign government obligations	15.1	—	15.3	—	19.7	—	18.4	—	17.0	—
Obligations of state and political subdivisions	1,169.4	17	1,204.4	18	1,218.6	19	1,251.6	19	1,236.0	19
Corporate securities	2,566.4	38	2,489.5	37	2,365.6	36	2,340.4	36	2,313.4	36
Collateralized loan obligations and other asset-backed securities	1,339.8	20	1,282.2	19	1,202.1	18	1,026.6	16	945.6	15
Residential mortgage-backed securities	816.8	12	854.5	13	947.5	14	1,051.8	16	1,183.0	18
Commercial mortgage-backed securities	663.8	10	671.4	10	656.2	10	667.9	10	644.2	10
Commercial mortgage loans	84.0	1	72.0	1	61.1	1	46.3	1	29.5	—
Total fixed income investments	$6,786.4	100%	6,725.5	100	6,607.1	100	6,519.1	100	6,486.1	100

Expected maturities of fixed income investments at carry value
Due in one year or less	$515.6	8%	538.2	8	454.8	7	434.4	7	337.6	5
Due after one year through five years	3,436.1	51	3,415.8	51	3,444.4	52	3,679.2	56	3,742.7	58
Due after five years through 10 years	2,137.1	31	2,139.3	32	2,071.6	31	1,920.7	30	1,972.9	30
Due after 10 years	697.6	10	632.2	9	636.2	10	484.7	7	432.9	7
Total fixed income investments	$6,786.4	100%	6,725.5	100	6,607.1	100	6,519.1	100	6,486.1	100

Weighted average credit quality of fixed income and short-term investments
Investment grade credit quality	$6,890.7	96%	6,803.5	96	6,687.7	96	6,635.0	96	6,594.2	96
Non-investment grade credit quality	254.3	4	275.6	4	259.1	4	296.1	4	275.1	4
Total fixed income and short-term investments, at fair value	$7,145.0	100%	7,079.1	100	6,946.9	100	6,931.1	100	6,869.2	100

Weighted average credit quality of fixed income and short-term investments	A+		A+		AA-		AA-		AA-

Alternative investments	September 30, 2021
				Current
	Number of	Original	Remaining	Market
Strategy	Funds	Commitment	Commitment	Value
Private equity	50	$297.9	103.8	257.2
Private credit	15	158.7	92.0	62.5
Real assets	8	47.5	23.5	22.9
Total	73	$504.0	219.2	342.5

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

CREDIT QUALITY OF INVESTED ASSETS
(Unaudited)

At September 30, 2021							Credit Rating
($ in millions)	Amortized Cost	Fair Value	% of Invested Assets	Yield to Worst	Effective Duration in Years	Average Life in Years	AAA	AA	A	BBB	Non-Investment Grade	Not Rated
Fixed income investments:
U.S. government obligations	128	131	1.7	1.2	5.5	9.2	128	3	—	—	—	—
Foreign government obligations	15	15	0.2	2.0	5.6	7.1	—	3	10	2	—	—
State and municipal obligations	1,098	1,170	14.9	1.0	4.9	4.5	226	533	354	58	—	—
Corporate securities	2,443	2,567	32.7	2.0	5.1	6.4	17	139	1,098	1,140	171	2
Mortgage-backed securities:
Residential mortgage-backed securities ("RMBS"):
Agency RMBS	648	678	8.6	1.6	3.5	4.4	678	—	—	—	—	—
Non-agency RMBS	138	139	1.8	1.7	1.7	4.3	49	15	72	—	3	—
Total RMBS	786	817	10.4	1.6	3.2	4.4	726	15	72	—	3	—
Commercial mortgage-backed securities	630	664	8.4	1.7	4.0	5.1	571	44	38	11	—	—
Total mortgage-backed securities	1,416	1,481	18.8	1.6	3.6	4.7	1,298	58	110	11	3	—
Collateralized loan obligations ("CLO") and other asset-backed securities ("ABS"):
Auto	29	30	0.4	0.7	2.3	2.2	28	—	2	—	—	—
Aircraft	72	72	0.9	4.1	3.6	4.0	—	1	37	30	4	—
CLOs	874	876	11.1	2.8	1.7	5.6	419	321	50	21	54	11
Credit cards	12	12	0.2	0.2	1.1	1.1	12	—	—	—	—	—
Other ABS	340	350	4.5	2.3	3.9	5.5	73	58	185	25	8	1
Total CLOs and ABS	1,326	1,340	17.0	2.7	2.4	5.3	531	380	274	77	66	12
Total securitized assets	2,743	2,820	35.9	2.1	3.0	5.0	1,829	439	384	88	69	12
Commercial mortgage loans	84	86	1.1	3.3	2.8	6.9	—	—	40	46	—	—
Total fixed income investments	6,510	6,789	86.4	1.9	4.2	5.6	2,199	1,116	1,886	1,333	241	14
Short-term investments	356	356	4.5	0.1	0.1	0.1	338	18	—	—	—	—
Total fixed income and short-term investments	6,866	7,145	90.9	1.8	4.0	5.3	2,537	1,135	1,886	1,333	241	14
Total fixed income securities and short-term investments by credit rating percentage							35.5%	15.9%	26.4%	18.7%	3.4%	—%
Equity Securities:
Common Stock(1)	298	322	4.1	—	—	—	—	—	—	—	—	322
Preferred stock	2	2	—	—	—	—	—	—	—	2	—	—
Total equity securities	300	324	4.1	—	—	—	—	—	—	2	—	322
Other investments:
Alternative investments
Private equity	258	258	3.3	—	—	—	—	—	—	—	—	258
Private credit	62	62	0.8	—	—	—	—	—	—	—	—	62
Real assets	23	23	0.3	—	—	—	—	—	—	—	—	23
Total alternative investments	342	342	4.4	—	—	—	—	—	—	—	—	342
Other investments	50	50	0.6	—	—	—	—	—	—	—	—	50
Total other investments	393	393	5.0	—	—	—	—	—	—	—	—	393
Total invested assets	$7,559	$7,862	100.0%	—	—	—	$2,537	$1,135	$1,886	$1,335	$241	$728

(1) Includes investments in exchange traded funds, mutual funds, business development corporations, and real estate investment trusts.
Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

RECONCILIATION OF NET INCOME AVAILABLE TO COMMON STOCKHOLDERS TO NON-GAAP OPERATING INCOME AND CERTAIN OTHER NON-GAAP MEASURES
(Unaudited)

	Quarter ended					Year-to-date
	Sept. 30,	June 30,	Mar. 31,	Dec. 30,	Sept. 30,	Sept. 30,	Sept. 30,
($ in millions, except per share data)	2021	2021	2021	2020	2020	2021	2020

Reconciliation of net income available to common stockholders to non-GAAP operating income
Net income available to common stockholders	$71.4	119.6	106.8	127.1	69.9	297.8	119.3
Net realized and unrealized (gains) losses, before tax	(0.2)	(10.1)	(5.1)	(20.1)	(7.7)	(15.4)	24.3
Tax on reconciling items	—	2.1	1.1	4.2	1.6	3.2	(5.1)
Non-GAAP operating income	$71.3	111.6	102.8	111.2	63.8	285.7	138.5

Reconciliation of net income available to common stockholders per diluted common share to non-GAAP operating income per diluted common share
Net income available to common stockholders per diluted common share	$1.18	1.98	1.77	2.10	1.16	4.92	1.98
Net realized and unrealized (gains) losses, before tax	—	(0.17)	(0.08)	(0.33)	(0.13)	(0.25)	0.40
Tax on reconciling items	—	0.04	0.01	0.07	0.03	0.05	(0.08)
Non-GAAP operating income per diluted common share	$1.18	1.85	1.70	1.84	1.06	4.72	2.30

Reconciliation of annualized ROE to annualized non-GAAP operating ROE
Annualized ROE	10.6%	18.3	16.8	20.6	11.9	15.1	6.9
Net realized and unrealized (gains) losses, before tax	—	(1.5)	(0.8)	(3.3)	(1.3)	(0.8)	1.4
Tax on reconciling items	—	0.3	0.2	0.7	0.3	0.2	(0.3)
Annualized non-GAAP operating ROE	10.6%	17.1	16.2	18.0	10.9	14.5	8.0

Non-GAAP operating income, non-GAAP operating income per diluted common share, and non-GAAP operating return on common equity are measures comparable to net income available to common stockholders, net income available to common stockholders per diluted common share, and return on common equity, respectively, but excludes after-tax net realized and unrealized gains and losses on investments. They are used as important financial measures by management, analysts, and investors, because the timing of realized investment gains and losses on sales of securities in any given period is largely discretionary. In addition, net realized and unrealized gains and losses on investments that are charged to earnings could distort the analysis of trends. These operating measurements are not intended as a substitute for net income available to common stockholders, net income available to common stockholders per diluted common share, and return on common equity prepared in accordance with U.S. generally accepted accounting principles (GAAP). Reconciliations of net income available to common stockholders, net income available to common stockholders per diluted common share, and return on common equity to non-GAAP operating income, non-GAAP operating income per diluted common share, and non-GAAP operating return on common equity, respectively, are provided in the tables above.

Note: Amounts may not foot due to rounding.

Selective Insurance Group, Inc. & Consolidated Subsidiaries

RATINGS AND CONTACT INFORMATION

Address:	As of September 30, 2021
40 Wantage Avenue		AM Best	Standard & Poor's	Moody's	Fitch
Branchville, NJ 07890	Financial Strength Ratings:	A	A	A2	A+
	Preferred Stock Rating:	n/a	BB+	Ba1	BBB-
Corporate Website:	Long-Term Debt Credit Rating:	bbb+	BBB	Baa2	BBB+
www.Selective.com

Investor Contact:	REGISTRAR AND TRANSFER AGENT
Rohan Pai	EQ Shareowner Services
Senior Vice President	P.O. Box 64854
Investor Relations & Treasurer	St. Paul, MN 55164
Phone: 973-948-1364	866-877-6351
Rohan.Pai@Selective.com

Media Contact:
Jamie M. Beal
Vice President
Director of Communications
Phone: 973-948-1234
Jamie.Beal@Selective.com